Third Quarter 2012 Earnings Conference Call October 17, 2012 - 9:00am CT

Forward Looking Statements We want to remind everyone that our comments may contain forward-looking statements that are inherently subject to uncertainties. We caution everyone to be guided in their analysis of Dover Corporation by referring to our Form 10-K for a list of factors that could cause our results to differ from those anticipated in any such forward-looking statements. We would also direct your attention to our internet site, www.dovercorporation.com, where considerably more information can be found. 2

$0.40 $0.50 $0.60 $0.70 $0.80 $0.90 $1.00 $1.10 $1.20 $1.30 $1.40 Q1 Q2 Q3* Q4* Q1* Q2* Q3* Q4* Q1 Q2 Q3 Revenue $2.2B 3% $6.4B 8% EPS (cont.) $1.32 11% $3.51 4% Bookings $2.1B 1% $6.4B 6% Seg. Margins 18.0% 100 bps 17.0% -10 bps Organic Rev. 1% 4% Acq. Growth 4% 6% FCF (a) $230M -26% $496M -3% Dover’s Q3 2012 Performance Continuing Earnings Per Share FY $3.65 • Results driven by excellent conversion on modest revenue growth; Europe remains weak, China continues to slow • Solid revenue growth in Energy and Engineered Systems (10% & 8%, respectively) •Revenue declines in Communication Technologies and Printing & Identification driven by challenges at Sound Solutions and weaker electronics markets, respectively •Strong operating margin performance was broad-based •Overall book-to-bill of 0.94 Q3 Q3/Q3 2010 2011 * Includes discrete & other tax benefits of $0.20 EPS in Q3 2010, $0.07 in Q4 2010, $0.04 in Q1 2011, $0.12 in Q2 2011, $0.01 in Q3 2011, $0.05 in Q4 2011 and $0.02 in Q3 2012 FY $4.48 (a) See Press Release filed under Form 8-K for free cash flow reconciliation 3 Quarterly Comments Discrete tax benefits 2012 Adjusted continuing earnings per share YTD YTD/YTD

4 Revenue Q3 2012 Communication Technologies Energy Engineered Systems Printing & Identification Total Dover Organic -1% 3% 4% -6% 1% Acquisitions - 8% 7% - 4% Currency -1% -1% -3% -5% -2% Total -2% 10% 8% -11% 3% YTD 2012 Communication Technologies Energy Engineered Systems Printing & Identification Total Dover Organic 3% 13% 6% -8% 4% Acquisitions 14% 5% 5% - 6% Currency -1% -1% -1% -4% -2% Total 16% 17% 10% -12% 8%

$674 $674 $370 $358 $362 $396 $539 $562 $212 $218 $0 $300 $600 $900 DCT Q2 DCT Q3 DE Q2 DE Q3 DES Q2 DES Q3 DPI Q2 DPI Q3 $666 $600 $358 $343 $383 $412 $530 $527 $204 $198 $0 $300 $600 $900 DCT Q2 DCT Q3 DE Q2 DE Q3 DES Q2 DES Q3 DPI Q2 DPI Q3 Sequential Results – Q2 12 / Q3 12 Fluid Solutions ↑ 10% ↑ 4% Refrigeration & Industrial ↑ 8% ↓ 1% ↓ 8% ↓ 4% $ in millions 5 Bookings ↑ 1% ↓ 3% Revenue

6 Communication Technologies • Modest revenue declines in most served end-markets •Within the handset market, strong MEMs revenue growth offset by lower Sound Solutions volume • Margin gains driven by strong leverage on MEMS volume, and absence of one-time acquisition related costs realized in prior year, partially offset by lower Sound Solutions volume • Bookings growth led by handset markets •Book-to-bill at 1.04 $ in millions Q3 2012 Q3 2011 % Change Revenue $396 $405 -2% Earnings $ 64 $ 53 19% Margin 16.1% 13.2% 290 bps Bookings $412 $411 Flat Quarterly Comments Revenue by End-Market % of Q3 Revenue Y / Y Growth Handsets 38% -2% Life Sciences 16% -1% Aerospace / Industrial 15% 1% Military / Defense 13% -5% Telecom / Other 18% -4%

7 Energy • Revenue and earnings growth driven by production and downstream markets; drilling slowing as anticipated •Average NA rig count declined 7% over prior year; oil prices remain supportive of continued investment in production • Operating margin of 24.7% reflects strong execution • Bookings growth driven by recent acquisitions serving the production market • Book-to-bill at 0.94 $ in millions Quarterly Comments Q3 2012 Q3 2011 % Change Revenue $562 $511 10% Earnings $139 $125 11% Margin 24.7% 24.5% 20 bps Bookings $527 $498 6% Revenue by End-Market % of Q3 Revenue Y / Y Growth Drilling 17% -12% Production 56% 20% Downstream 27% 9%

8 Engineered Systems • Revenue growth in Refrigeration & Industrial was broad-based; revenue gains in Fluids were driven by recent acquisitions •Results in Fluids continue to be impacted by weak Europe and softer China • Strong margin performance driven by productivity and cost improvements • Bookings impacted by normal seasonality in refrigeration market • Book-to-bill at 0.89 $ in millions Quarterly Comments Q3 2012 Q3 2011 % Change Revenue $892 $823 8% Earnings $144 $126 15% Margin 16.2% 15.2% 100 bps Bookings $798 $777 3% Revenue by End-Market % of Q3 Revenue Y / Y Growth Fluids 24% 26% Refrigeration & Food Equipment 41% 2% Industrial 35% 6%

Printing & Identification • Revenue and earnings decline driven by a weaker electronics market, a weak Europe & softer China; Fast moving consumer goods market up 6% organically (ex.impact of FX) • Operating margin decline reflects volume decreases and product mix • Bookings decline most evident in electronics markets •Book-to-bill at 0.96 $ in millions Quarterly Comments Q3 2012 Q3 2011 % Change Revenue $358 $401 -11% Earnings $ 51 $ 59 -14% Margin 14.4% 14.8% -40 bps Bookings $343 $384 -10% 9 Revenue by End-Market % of Q3 Revenue Y / Y Growth Fast Moving Consumer Goods 40% -1% Industrial 24% -10% Electronics 36% -20%

Q3 2012 Overview Q3 2012 Net Interest Expense $30.4 million, largely unchanged from last year, in- line with expectations Corporate Expense $32.0 million, down $2 million from last year Effective Tax Rate (ETR) Q3 rate was 27.9%. Higher tax rate was driven by mix of geographic earnings, and included a $0.02 benefit from resolution of discrete tax matters. Capex $69.3 million, in-line with expectations Share Repurchases 4.3 million shares* 10 * Includes 900,000 shares repurchased in Q3 and settled in Q4

FY 2012 Guidance – Revenue Growth by Segment 11 2012F Organic Growth 2012F Acquisition Growth (b) Total Communication Technologies ≈ 1% 10% ≈ 11% Energy ≈ 11% ≈ 5% ≈ 16% Engineered Systems ≈ 4% ≈ 5% ≈ 9% Printing & Identification ≈ (9%) - ≈ (9%) Total ≈ 3% (a) ≈ 4% ≈ 7% (b) Includes completed deals only (a) Includes -2% impact from foreign exchange

FY 2012 Guidance  Revenue: • Organic revenue : ≈ 3% (inc. -2% FX) • Acquisitions: ≈ 4% • Total revenue: ≈ 7%  Corporate expense: ≈ $138 million  Interest expense: ≈ $120 million  Full-Year Tax Rate: ≈ 27.9%  Capital expenditures: ≈ 3.8% of rev.  FCF for full year: ≈ 10% of revenue 12 2012 EPS from continuing ops: $4.55 – $4.65

 2011 EPS – Continuing Ops $4.48 • Less 2011 tax benefits (1): ($0.22)  2011 Adjusted EPS – Continuing Ops $4.26 • Volume, mix, price (inc. FX): $0.24 - $0.30 • Net benefits of productivity: $0.20 - $0.24 • Acquisitions: ($0.14) • Investment / Compensation: ($0.05) • Corporate expense: - • Interest / Shares / Tax Rate (net): $0.01 • Discrete tax benefits $0.03  2012 EPS – Continuing Ops $4.55 - $4.65 2012 EPS Guidance Bridge - Cont. Ops (1) $0.04 in Q1 2011, $0.12 in Q2 2011, $0.01 in Q3 2011 and $0.05 in Q4 2011 13